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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                       Date of Report: February 12, 2001


                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                      1-4018                   53-0257888
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of               File Number)             Identification No.)
     Incorporation)

     280 Park Avenue
     New York, NY                                           10017
     (Address of principal executive offices)               (Zip Code)

                                 (212) 922-1640
              (Registrant's telephone number, including area code)





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ITEM 5.  OTHER EVENTS.

        On February 12, 2001, Dover Corporation (the "Company") completed its underwritten offering of $400,000,000 aggregate principal amount of its 6.50% Notes due February 15, 2011 (the "Notes") under its Registration Statement on Form S-3, filed with the Securities and Exchange Commission on October 5, 2000 and amended on November 15, 2000 (File No. 333-47396), a Prospectus dated November 15, 2000 and the related Prospectus Supplement dated February 7, 2001, relating to the offer and sale by the Company of the Notes. Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. co-managed the offering pursuant to an Underwriting Agreement and Pricing Agreement, each dated February 7, 2001, attached hereto as Exhibits 1.1 and 1.2. The terms and conditions of the Notes and related matters are set forth in the Indenture, dated as of February 8, 2001, by and between the Company and Bank One Trust Company, N.A., as trustee (the "Indenture") filed as Exhibit 4.1 hereto and, pursuant to Section 301 of the Indenture, the Officers' Certificate filed as Exhibit 4.2 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     The following exhibits are filed as part of this Report:

        1.1 Underwriting Agreement, dated February 7, 2001, between Dover Corporation and the Representatives of the several underwriters named in the respective pricing agreements therein described.

        1.2 Pricing Agreement, dated February 7, 2001, between Dover Corporation and Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. as representatives of the several underwriters named therein.

        4.1 Indenture, dated as of February 8, 2001, between Dover Corporation and Bank One Trust Company, N.A., as Trustee (the "Indenture").

        4.2 Officers' Certificate, dated as of February 12, 2001, pursuant to Section 301 of the Indenture.

        4.3 Form of 6.50% Note due 2011 ($400,000,000 aggregate principal amount).


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DOVER CORPORATION


Date:  February 12, 2001

                                         By:     /s/ Robert G. Kuhbach
                                            -------------------------------
                                         Name:   Robert G. Kuhbach
                                         Title:  Vice President, General Counsel
                                                 and Secretary


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                                  EXHIBIT INDEX

Exhibits

        1.1 Underwriting Agreement, dated February 7, 2001, between Dover Corporation and the Representatives of the several underwriters named in the respective pricing agreements therein described.

        1.2 Pricing Agreement, dated February 7, 2001, between Dover Corporation and Chase Securities Inc. and Deutsche Banc Alex. Brown Inc. as representatives of the several underwriters named therein.

        4.1 Indenture, dated as of February 8, 2001, between Dover Corporation and Bank One Trust Company, N.A., as Trustee (the "Indenture").

        4.2 Officers' Certificate, dated as of February 12, 2001, pursuant to Section 301 of the Indenture.

        4.3 Form of 6.50% Note due 2011 ($400,000,000 aggregate principal amount).